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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                  Date of Report:  July 22, 1997
                (Date of earliest event reported)



                    COCA-COLA ENTERPRISES INC.
      (Exact name of Registrant as specified in its charter)


   Delaware               1-9300                 58-0503352
  (State of         (Commission File No.)      (IRS Employer
incorporation)                               Identification No.)


         2500 Windy Ridge Parkway, Atlanta, Georgia 30339
   (Address of principal executive offices, including zip code)



                          (770) 989-3000
       (Registrant's telephone number, including area code)















                                                  Page 1 of 26 Pages
                                                  Exhibit Index Page 4

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Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits

         1. Terms Agreement dated as of July 22, 1997 relating to the offer and sale of the 6.375% Notes Due August 1, 2001 (the "2001 Notes"), the 6.625% Notes Due August 1, 2004 (the "2004 Notes") and the 7.125% Debentures Due August 1, 2017 (the "Debentures").

         4.1   Form of the 2001 Notes.

         4.2   Form of the 2004 Notes.

         4.3   Form of the Debentures.



































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                            SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COCA-COLA ENTERPRISES INC.
                                           (Registrant)

                                       S/ LOWRY F. KLINE
                                   By: ------------------------
                                   Name:   Lowry F. Kline
                                   Title:  Senior Vice President
                                           and General Counsel

Date: July 29, 1997
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                               EXHIBIT INDEX


Exhibit No.                                                Page



    1.          Terms Agreement dated as of July                   5
                22, 1997 relating to the offer and
                sale of the 6.375% Notes Due August
                1, 2001 (the "2001 Notes"), the
                6.625% Notes Due August 1, 2004
                (the "2004 Notes") and the 7.125%
                Debentures Due August 1, 2017 (the
                "Debentures").



    4.1         Form of the 2001 Notes.                           9

    4.2         Form of the 2004 Notes.                          15

    4.3         Form of the Debentures.                          20
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